Exhibit 10.2

This fax is intended only for the individual or organization to whom it is addressed and may contain internal, confidential or sensitive information. If you received this fax in error, please help us prevent further errors by informing the sender immediately by phone or calling Information Security Infoline at 201-284-7250. We also ask that you refrain from disseminating or using the information in or accompanying the fax and that you destroy all copies when requested

BANK OF MONTREAL 250 Yonge Street 10th Floor Toronto, ON
M5B 2H1, CANADA Telephone No: 201-284-7250 Fax No: 416-552-7905

Date To Address Fax Attention	: : : : :	April 22, 2019 Twin Disc, Incorporated 1328 Racine Street Racine, Wisconsin 53403, UNITED STATES 12012847211 Jeff Knutson

Re: Rate Swap Transaction (Our Reference No.)
Unique SWAP Identifier #

Dear Sir/Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between Twin Disc, Incorporated ("Counterparty") and Bank of Montreal ("BMO") on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of April 11, 2019, as amended and supplemented from time to time (the "Agreement"), between Counterparty and BMO. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.	The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 20,000,000.00 (See below Amortizing Schedule)
Trade Date:	April 22, 2019
Effective Date:	April 30, 2019
Termination Date:	March 4, 2026 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:
Fixed Rate Payer:	Twin Disc, Incorporated
Fixed Rate Payer Currency Amount:	USD 20,000,000.00 (See below Amortizing Schedule)

Fixed Rate Payer Payment Dates:	The last business day of each month commencing with May 31, 2019 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amount Fixed Rate and Fixed Rate Day Count Fraction:	2.49000% for the Initial Calculation Period and each succeeding Calculation Period on a basis of Actual/360

Business Days for USD Payment:	London, New York

Floating Amounts:
Floating Rate Payer:	BANK OF MONTREAL

Floating Rate Payer Currency Amount:	USD 20,000,000.00 (See below Amortizing Schedule)

Floating Rate Payer Payment Dates:	The last business day of each month commencing with May 31, 2019 subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	To be Determined

Floating Rate Option:	USD-LIBOR-BBA (Rounding up to the nearest 1/100 of 1% (2 decimal places))

Designated Maturity:	1 MONTH

Spread:	Not Applicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	First day of each Calculation Period, or Compounding Period, if Compounding is applicable.

Compounding:	Not Applicable
Compounding Dates:	Not Applicable

Business Days for USD Payment:	London, New York

Business Days for Floating Rate Reset:	London

3.	Calculation Agent: BMO

4.	Account Details:

Account for payments to Counterparty:

Please advise us your settlement instructions.

Account for payments to BMO:

Account No.: To: WELLS FARGO BANK NA, New York

SWIFT:

Favor Of: BANK OF MONTREAL, Toronto

Account Number:

5.	Offices:

The Office for Counterparty for the Transaction is: Racine, Wisconsin

The Office for BMO for the Transaction is: Toronto, Ontario

6.	Representations and Warranties:

Each party will be deemed to represent to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(a)Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b)Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c)Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

7.	Payee Tax Representation:

Each payment received or to be received by BMO in connection with the Swap Transaction will be effectively connected with BMO's conduct of a trade or business in the United States of America.

8.	Documents to be Delivered:

Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the specimen signature and incumbency of each person who is executing the Confirmation on the party's behalf, unless such evidence has previously been supplied in connection with the Agreement and remains true and in effect.

9.	Counterparts:

This Confirmation may be executed in one or more counterparts, either in original or facsimile form, each of which shall constitute one and the same original agreement.

***

The parties hereby confirm their express wish that this document and all documents and agreements directly or indirectly related thereto be drawn up and executed in English. Les parties aux présentes reconnaissent qu'à leur demande le présent document ainsi que tous les documents et conventions qui s'y rattachent directement ou indirectement sont rédigés et signés en langue anglaise.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us using the contact details set forth above.

In the event that you disagree with any part of this Confirmation, please notify us promptly via the contact details above so that the discrepancy may be resolved. Please note that our telephone conversation with you may be recorded.

BMO confirms and Counterparty acknowledges that BMO uses a computer-based system to execute and transmit Confirmations. The parties hereby acknowledge and accept the use and validity of Confirmations which have been executed by means of an electronically-produced signature, and which have been transmitted and reproduced by telecopier or similar device. The parties acknowledge that in any legal proceedings between them or in any way relating to this Confirmation, each hereby expressly waives any right to raise any defence or waiver of liability based upon the reproduction of this document by telecopier for evidentiary purposes, or the execution of this document by means of an electronically produced signature.

Yours sincerely,

BANK OF MONTREAL

By: /s/ Tushar Parikh

Name: Tushar Parikh
Title: Sr. Manager

Confirmed as of the date first above written:

Twin Disc, Incorporated

By:     /s/ Jeffrey S. Knutson

(Signature)

Name: Jeffrey S. Knutson

(Please Print)

Title:   VP-Finance, CFO, Treasurer & Secretary

By:

(Signature)

Name:

(Please Print)

Title:

(I/we have authority to bind Counterparty)

Floating Rate Payer Notional Schedule

Period Begin	Period End	Days	Payment Date	Notional Amount
April 30, 2019	Mary 31, 2019	31	May 31, 2019	20,000,000.00
May 31, 2019	June 28, 2019	28	June 28, 2019	20,000,000.00
June 28, 2019	July 31, 2019	33	July 31, 2019	19,500,000.00
July 31, 2019	August 30, 2019	30	August 30, 2019	19,500,000.00
August 30, 2019	September 30, 2019	31	September 30, 2019	19,500,000.00
September 30, 2019	October 31, 2019	31	October 31, 2019	19,000,000.00
October 31, 2019	November 29, 2019	29	November 29, 2019	19,000,000.00
November 29, 2019	December 31, 2019	32	December 31, 2019	19,000,000.00
December 31, 2019	January 21, 2020	31	January 31, 2020	18,500,000.00
January 31, 2020	February 28, 2020	28	February 28, 2020	18,500,000.00
February 28, 2020	March 31, 2020	32	March 31, 2020	18,500,000.00
March 31, 2020	April 30, 2020	30	April 30, 2020	18,000,000.00
April 30, 2020	May 29, 2020	29	May 29, 2020	18,000,000.00
May 29, 2020	June 30, 2020	32	June 30, 2020	18,000,000.00
June 30, 2020	July 31, 2020	31	July 31, 2020	17,500,000.00
July 31, 2020	August 28, 2020	28	August 28, 2020	17,500,000.00
August 28, 2020	September 30, 2020	33	September 30, 2020	17,500,000.00
September 30, 2020	October 30, 2020	30	October 30, 2020	17,000,000.00
October 30, 2020	November 30, 2020	31	November 30, 2020	17,000,000.00
November 30, 2020	December 31, 2020	31	December 31, 2020	17,000,000.00
December 31, 2020	January 29, 2021	29	January 29, 2021	16,500,000.00
January 29, 2021	February 26, 2021	28	February 26, 2021	16,500,000.00
February 26, 2021	March 31, 2021	33	March 31, 2021	16,500,000.00
March 31, 2021	April 30, 2021	30	April 30, 2021	16,000,000.00
April 30, 2021	May 28, 2021	28	May 28, 2021	16,000,000.00
May 28, 2021	June 30, 2021	33	June 30, 2021	16,000,000.00
June 30, 2021	July 30, 2021	30	July 30, 2021	15,500,000.00
July 30, 2021	August 31, 2021	32	August 31, 2021	15,500,000.00
August 31, 2021	September 30, 2021	30	September 30, 2021	15,500,000.00
September 30, 2021	October 29, 2021	29	October 29, 2021	15,000,000.00
October 29, 2021	November 30, 2021	32	November 30, 2021	15,000,000.00
November 30, 2021	December 31, 2021	31	December 31, 2021	15,000,000.00
December 31, 2021	January 31, 2022	31	January 31, 2022	14,500,000.00
January 31, 2022	February 28, 2022	28	February 28, 2022	14,500,000.00
February 28, 2022	March 31, 2022	31	March 31, 2022	14,500,000.00
March 31, 2022	April 29, 2022	29	April 29, 2022	14,000,000.00
April 29, 2022	May 31, 2022	32	May 31, 2022	14,000,000.00
May 31, 2022	June 30, 2022	30	June 30, 2022	14,000,000.00
June 30, 2022	July 29, 2022	29	July 29, 2022	13,500,000.00
July 29, 2022	August 31, 2022	33	August 21, 2022	13,500,000.00
August 31, 2022	September 30, 2022	30	September 30, 2022	13,500,000.00
September 30, 2022	October 31, 2022	31	October 21, 2022	13,000,000.00
October 31, 2022	November 30, 2022	30	November 30, 2022	13,000,000.00

November 30, 2022	December 30, 2022	30	December 30, 2022	13,000,000.00
December 30, 2022	January 31, 2023	32	January 31, 2023	12,500,000.00
January 31, 2023	February 28, 2023	28	February 28, 2023	12,500,000.00
February 28, 2023	March 31, 2023	31	March 31, 2023	12,500,000.00
March 31, 2023	April 28, 2023	28	April 28, 2023	12,000,000.00
April 28, 2023	May 31, 2023	33	May 31, 2023	12,000,000.00
May 31, 2023	June 30, 2023	30	June 30, 2023	12,000,000.00
June 30, 2023	July 31, 2023	31	July 31, 2023	11,500,000.00
July 31, 2023	August 31, 2023	31	August 31, 2023	11,500,000.00
August 31, 2023	September 29, 2023	29	September 29, 2023	11,500,000.00
September 29, 2023	October 31, 2023	32	October 31, 2023	11,000,000.00
October 31, 2023	November 30, 2023	30	November 30, 2023	11,000,000.00
November 30, 2023	December 29, 2023	29	December 29, 2023	11,000,000.00
December 29, 2023	January 31, 2024	33	January 31, 2024	10,500,000.00
January 31, 2024	February 29, 2024	29	February 29, 2024	10,500,000.00
February 29, 2024	March 28, 2024	28	March 28, 2024	10,500,000.00
March 28, 2024	April 30, 2024	33	April 30, 2024	10,000,000.00
April 30, 2024	May 31, 2024	31	May 31, 2024	10,000,000.00
May 31, 2024	June 28, 2024	28	June 28, 2024	10,000,000.00
June 28, 2024	July 31, 2024	33	July 31, 2024	9,500,000.00
July 31, 2024	August 30, 2024	30	August 30, 2024	9,500,000.00
August 30, 2024	September 30, 2024	31	September 30, 2024	9,500,000.00
September 30, 2024	October 31, 2024	31	October 31, 2024	9,000,000.00
October 31, 2024	November 29, 2024	29	November 29, 2024	9,000,000.00
November 29, 2024	December 31, 2024	32	December 31, 2024	9,000,000.00
December 31, 2024	January 31, 2025	31	January 31, 2025	8,500,000.00
January 31, 2025	February 28, 2025	28	February 28, 2025	8,500,000.00
February 28, 2025	March 31, 2025	31	March 31, 2025	8,500,000.00
March 31, 2025	April 30, 2025	30	April 30, 2025	8,000,000.00
April 30, 2025	May 30, 2025	30	May 30, 2025	8,000,000.00
May 30, 2025	June 30, 2025	31	June 30, 2025	8,000,000.00
June 30, 2025	July 31, 2025	31	July 31, 2025	7,500,000.00
July 31, 2025	August 29, 2025	29	August 29, 2025	7,500,000.00
August 29, 2025	September 30, 2025	32	September 30, 2025	7,500,000.00
September 30, 2025	October 31, 2025	31	October 31, 2025	7,000,000.00
October 31, 2025	November 28, 2025	28	November 28, 2025	7,000,000.00
November 28, 2025	December 31, 2025	33	December 31, 2025	7,000,000.00
December 31, 2025	January 30, 2026	30	January 30, 2026	6,500,000.00
January 30, 2026	February 27, 2026	28	February 27, 2026	6,500,000.00
February 27, 2026	March 04, 2026	5	March 4, 2026	6,500,000.00

Fixed Rate Payer Notional Schedule

Period Begin	Period End	Days	Payment Date	Notional Amount	Rate %
April 30, 2019	Mary 31, 2019	31	May 31, 2019	20,000,000.00	2.49
May 31, 2019	June 28, 2019	28	June 28, 2019	20,000,000.00	2.49
June 28, 2019	July 31, 2019	33	July 31, 2019	19,500,000.00	2.49
July 31, 2019	August 30, 2019	30	August 30, 2019	19,500,000.00	2.49
August 30, 2019	September 30, 2019	31	September 30, 2019	19,500,000.00	2.49
September 30, 2019	October 31, 2019	31	October 31, 2019	19,000,000.00	2.49
October 31, 2019	November 29, 2019	29	November 29, 2019	19,000,000.00	2.49
November 29, 2019	December 31, 2019	32	December 31, 2019	19,000,000.00	2.49
December 31, 2019	January 21, 2020	31	January 31, 2020	18,500,000.00	2.49
January 31, 2020	February 28, 2020	28	February 28, 2020	18,500,000.00	2.49
February 28, 2020	March 31, 2020	32	March 31, 2020	18,500,000.00	2.49
March 31, 2020	April 30, 2020	30	April 30, 2020	18,000,000.00	2.49
April 30, 2020	May 29, 2020	29	May 29, 2020	18,000,000.00	2.49
May 29, 2020	June 30, 2020	32	June 30, 2020	18,000,000.00	2.49
June 30, 2020	July 31, 2020	31	July 31, 2020	17,500,000.00	2.49
July 31, 2020	August 28, 2020	28	August 28, 2020	17,500,000.00	2.49
August 28, 2020	September 30, 2020	33	September 30, 2020	17,500,000.00	2.49
September 30, 2020	October 30, 2020	30	October 30, 2020	17,000,000.00	2.49
October 30, 2020	November 30, 2020	31	November 30, 2020	17,000,000.00	2.49
November 30, 2020	December 31, 2020	31	December 31, 2020	17,000,000.00	2.49
December 31, 2020	January 29, 2021	29	January 29, 2021	16,500,000.00	2.49
January 29, 2021	February 26, 2021	28	February 26, 2021	16,500,000.00	2.49
February 26, 2021	March 31, 2021	33	March 31, 2021	16,500,000.00	2.49
March 31, 2021	April 30, 2021	30	April 30, 2021	16,000,000.00	2.49
April 30, 2021	May 28, 2021	28	May 28, 2021	16,000,000.00	2.49
May 28, 2021	June 30, 2021	33	June 30, 2021	16,000,000.00	2.49
June 30, 2021	July 30, 2021	30	July 30, 2021	15,500,000.00	2.49
July 30, 2021	August 31, 2021	32	August 31, 2021	15,500,000.00	2.49
August 31, 2021	September 30, 2021	30	September 30, 2021	15,500,000.00	2.49
September 30, 2021	October 29, 2021	29	October 29, 2021	15,000,000.00	2.49
October 29, 2021	November 30, 2021	32	November 30, 2021	15,000,000.00	2.49

November 30, 2021	December 31, 2021	31	December 31, 2021	15,000,000.00	2.49
December 31, 2021	January 31, 2022	31	January 31, 2022	14,500,000.00	2.49
January 31, 2022	February 28, 2022	28	February 28, 2022	14,500,000.00	2.49
February 28, 2022	March 31, 2022	31	March 31, 2022	14,500,000.00	2.49
March 31, 2022	April 29, 2022	29	April 29, 2022	14,000,000.00	2.49
April 29, 2022	May 31, 2022	32	May 31, 2022	14,000,000.00	2.49
May 31, 2022	June 30, 2022	30	June 30, 2022	14,000,000.00	2.49
June 30, 2022	July 29, 2022	29	July 29, 2022	13,500,000.00	2.49
July 29, 2022	August 31, 2022	33	August 21, 2022	13,500,000.00	2.49
August 31, 2022	September 30, 2022	30	September 30, 2022	13,500,000.00	2.49
September 30, 2022	October 31, 2022	31	October 21, 2022	13,000,000.00	2.49
October 31, 2022	November 30, 2022	30	November 30, 2022	13,000,000.00	2.49
November 30, 2022	December 30, 2022	30	December 30, 2022	13,000,000.00	2.49
December 30, 2022	January 31, 2023	32	January 31, 2023	12,500,000.00	2.49
January 31, 2023	February 28, 2023	28	February 28, 2023	12,500,000.00	2.49
February 28, 2023	March 31, 2023	31	March 31, 2023	12,500,000.00	2.49
March 31, 2023	April 28, 2023	28	April 28, 2023	12,000,000.00	2.49
April 28, 2023	May 31, 2023	33	May 31, 2023	12,000,000.00	2.49
May 31, 2023	June 30, 2023	30	June 30, 2023	12,000,000.00	2.49
June 30, 2023	July 31, 2023	31	July 31, 2023	11,500,000.00	2.49
July 31, 2023	August 31, 2023	31	August 31, 2023	11,500,000.00	2.49
August 31, 2023	September 29, 2023	29	September 29, 2023	11,500,000.00	2.49
September 29, 2023	October 31, 2023	32	October 31, 2023	11,000,000.00	2.49
October 31, 2023	November 30, 2023	30	November 30, 2023	11,000,000.00	2.49
November 30, 2023	December 29, 2023	29	December 29, 2023	11,000,000.00	2.49
December 29, 2023	January 31, 2024	33	January 31, 2024	10,500,000.00	2.49
January 31, 2024	February 29, 2024	29	February 29, 2024	10,500,000.00	2.49
February 29, 2024	March 28, 2024	28	March 28, 2024	10,500,000.00	2.49
March 28, 2024	April 30, 2024	33	April 30, 2024	10,000,000.00	2.49
April 30, 2024	May 31, 2024	31	May 31, 2024	10,000,000.00	2.49
May 31, 2024	June 28, 2024	28	June 28, 2024	10,000,000.00	2.49
June 28, 2024	July 31, 2024	33	July 31, 2024	9,500,000.00	2.49
July 31, 2024	August 30, 2024	30	August 30, 2024	9,500,000.00	2.49
August 30, 2024	September 30, 2024	31	September 30, 2024	9,500,000.00	2.49
September 30, 2024	October 31, 2024	31	October 31, 2024	9,000,000.00	2.49
October 31, 2024	November 29, 2024	29	November 29, 2024	9,000,000.00	2.49
November 29, 2024	December 31, 2024	32	December 31, 2024	9,000,000.00	2.49
December 31, 2024	January 31, 2025	31	January 31, 2025	8,500,000.00	2.49

January 31, 2025	February 28, 2025	28	February 28, 2025	8,500,000.00	2.49
February 28, 2025	March 31, 2025	31	March 31, 2025	8,500,000.00	2.49
March 31, 2025	April 30, 2025	30	April 30, 2025	8,000,000.00	2.49
April 30, 2025	May 30, 2025	30	May 30, 2025	8,000,000.00	2.49
May 30, 2025	June 30, 2025	31	June 30, 2025	8,000,000.00	2.49
June 30, 2025	July 31, 2025	31	July 31, 2025	7,500,000.00	2.49
July 31, 2025	August 29, 2025	29	August 29, 2025	7,500,000.00	2.49
August 29, 2025	September 30, 2025	32	September 30, 2025	7,500,000.00	2.49
September 30, 2025	October 31, 2025	31	October 31, 2025	7,000,000.00	2.49
October 31, 2025	November 28, 2025	28	November 28, 2025	7,000,000.00	2.49
November 28, 2025	December 31, 2025	33	December 31, 2025	7,000,000.00	2.49
December 31, 2025	January 30, 2026	30	January 30, 2026	6,500,000.00	2.49
January 30, 2026	February 27, 2026	28	February 27, 2026	6,500,000.00	2.49
February 27, 2026	March 04, 2026	5	March 4, 2026	6,500,000.00	2.49